UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) – May 15, 2025

COOPER-STANDARD HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36127	20-1945088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40300 Traditions Drive,	Northville	Michigan	48168
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code (248) 596-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CPS	New York Stock Exchange
Preferred Stock Purchase Rights	-	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As discussed in Item 5.07 below, upon the recommendation of the board of directors of Cooper-Standard Holdings Inc. (the "Company"), the stockholders of the Company, at the annual meeting of stockholders of the Company held on May 15, 2025 (the "Annual Meeting"), approved the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan (the "Omnibus Incentive Plan”).

The material features of the Omnibus Incentive Plan are described in Proposal No. 4 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2025 (the "Proxy Statement"), which description is incorporated herein by reference. The description of the Omnibus Incentive Plan incorporated herein by reference is qualified in its entirety by the text of the Omnibus Incentive Plan, which was filed as Exhibit 10.1 to the Company's registration Statement filed on Form S-8 on May 15, 2025 and incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.

As of the record date, there were 17,548,147 shares of common stock outstanding and eligible to vote at the Annual Meeting. The holders of record of 13,016,875 shares of common stock were present or represented by proxy and entitled to vote at the meeting.  The matters voted on at the Annual Meeting and the results of the vote were as follows:

Proposal 1.    Election of Directors

The following individuals were elected to the board of directors for a term of one year, expiring at the 2026 Annual Meeting of stockholders.

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes

John G. Boss	7,990,705	453,018	1,691	4,571,461
Jeffrey S. Edwards	8,405,315	38,408	1,691	4,571,461
Richard J. Freeland	8,371,401	72,322	1,691	4,571,461
Adriana E. Macouzet-Flores	8,372,848	67,001	5,565	4,571,461
David J. Mastrocola	7,939,501	504,233	1,680	4,571,461
Christine M. Moore	8,364,863	78,860	1,691	4,571,461
Robert J. Remenar	7,993,433	450,301	1,680	4,571,461
Sonya F. Sepahban	8,264,805	178,929	1,680	4,571,461
Stephen A. Van Oss	7,985,611	458,123	1,680	4,571,461
The nominations were made by the Board of Directors and no other nominations were made by any stockholder.

Proposal 2.    Advisory Vote on Named Executive Officer Compensation

The stockholders voted on an advisory basis to approve the compensation of the named executive officers, as disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,181,280	3,011,744	252,390	4,571,461

Proposal 3.    Ratification of the Appointment of the Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment by the Company's Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,980,474	35,017	1,384

Proposal 4.    Approval of the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan.

The stockholders voted to approve the Cooper-Standard Holdings Inc. Amended and Restated 2021 Omnibus Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,037,706	366,733	40,975	4,571,461

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished pursuant to Item 9.01 of Form 8-K:

Exhibit 10.1
Cooper-Standard Holdings Inc. 2021 Omnibus Incentive Plan, as amended and restated effective May 15, 2025 (incorporated by reference to Exhibit 10.1 to Cooper-Standard Holdings Inc.'s Registration Statement filed on Form S-8 on May 15, 2025).

Exhibit 104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Cooper-Standard Holdings Inc.

/S/ MARYANN PETERSON KANARY
Name:	MaryAnn Peterson Kanary
Title:	Senior Vice President, Chief Legal Officer and Secretary
Date: May15, 2025